Exhibit 10.2

SECURITY AGREEMENT

dated as of

June 7, 2013

among

HAWK ACQUISITION INTERMEDIATE CORPORATION II,

and

CERTAIN OF ITS SUBSIDIARIES

collectively, as the Initial Grantors,

and

JPMORGAN CHASE BANK, N.A.,

as Collateral Agent

TABLE OF CONTENTS

		PAGE

ARTICLE I

Definitions

SECTION 1.01	Credit Agreement	1
SECTION 1.02	Other Defined Terms	1

ARTICLE II

Pledge of Securities

SECTION 2.01	Pledge	3
SECTION 2.02	Delivery of the Pledged Collateral	4
SECTION 2.03	Representations, Warranties and Covenants	5
SECTION 2.04	Certification of Limited Liability Company and Limited Partnership Interests	6
SECTION 2.05	Registration in Nominee Name; Denominations	6
SECTION 2.06	Voting Rights; Dividends and Interest	6
SECTION 2.07	Uncertificated Securities	8

ARTICLE III

Security Interests in Personal Property

SECTION 3.01	Security Interest	8
SECTION 3.02	Representations and Warranties	10
SECTION 3.03	Covenants	12
SECTION 3.04	Other Actions	14

ARTICLE IV

Remedies

SECTION 4.01	Remedies upon Default	15
SECTION 4.02	Application of Proceeds	17
SECTION 4.03	Grant of Intellectual Property License	17

ARTICLE V

Subrogation and Subordination

SECTION 5.01	Contribution and Subrogation	18
SECTION 5.02	Subordination	18

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Schedules

SCHEDULE I	Pledged Equity; Pledged Debt
SCHEDULE II	Perfection Information
SCHEDULE III	Intellectual Property

Exhibits

EXHIBIT I	Form of Security Agreement Supplement
EXHIBIT II	Form of Short Form Intellectual Property Security Agreement
EXHIBIT III	Form of Security Agreement Supplement for Intellectual Property

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SECURITY AGREEMENT

SECURITY AGREEMENT dated as of June 7, 2013, among the Persons listed on the signature pages hereof (collectively, the “Initial Grantors”), certain subsidiaries of Holdings (as defined below) from time to time party hereto, and JPMORGAN CHASE BANK, N.A. (“JPMCB”), as Collateral Agent for the Secured Parties.

Reference is made to that certain Credit Agreement dated as of the date hereof (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among H. J. HEINZ COMPANY, a Pennsylvania corporation (the “Borrower”), HAWK ACQUISITION SUB, INC., a Pennsylvania corporation (the “Initial Borrower”), HAWK ACQUISITION INTERMEDIATE CORPORATION II, a Delaware corporation (“Holdings”), JPMCB, as administrative agent (in such capacity, and together with its successors and permitted assigns, the “Administrative Agent”), and collateral agent (in such capacity, and together with its successors and permitted assigns, the “Collateral Agent”), each Lender from time to time party thereto and the other parties party thereto. The Lenders have agreed to extend credit to the Borrower and the Cash Management Banks and the Hedge Banks may from time to time extend credit to the Borrower and its Subsidiaries in the form of Cash Management Obligations and the Secured Hedge Agreements, respectively, subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit and of the Cash Management Banks and the Hedge Banks to enter into the Cash Management Obligations and the Secured Hedge Agreements, respectively, are conditioned upon, among other things, the execution and delivery of this Agreement. Holdings and each other Grantor are Affiliates of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit and the Cash Management Banks and the Hedge Banks to enter into the Cash Management Obligations and the Secured Hedge Agreements, respectively. Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01 Credit Agreement.

(a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement. All capitalized terms defined in the New York UCC (as defined herein) and not defined in this Agreement have the meanings specified therein; the term “instrument” shall have the meaning specified in Article 9 of the New York UCC.

(b) The rules of construction specified in Article I of the Credit Agreement also apply to this Agreement.

SECTION 1.02 Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Account Debtor” means any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

“Accounts” has the meaning specified in Article 9 of the New York UCC.

“After-Acquired Intellectual Property” has the meaning assigned to such term in Section 3.03(h)(v).

“Agreement” means this Security Agreement.

“Article 9 Collateral” has the meaning assigned to such term in Section 3.01(a).

“Claiming Party” has the meaning assigned to such term in Section 5.01.

“Collateral” means the Article 9 Collateral and the Pledged Collateral.

“Contributing Party” has the meaning assigned to such term in Section 5.01.

“Copyrights” means all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations in the United States Copyright Office, including those listed on Schedule III.

“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Excluded Equity” has the meaning assigned to such term in Section 2.01.

“Excluded ITU Application” has the meaning assigned to such term in Section 3.01(a).

“Excluded Property” has the meaning assigned to such term in Section 3.01(a).

“General Intangibles” has the meaning specified in Article 9 of the New York UCC and includes corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Swap Contracts, licenses, whether entered into as licensor or licensee and other agreements), goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor, as the case may be, to secure payment by an Account Debtor of any of the Accounts.

“Grantor” means, collectively, the Initial Grantors and any Person that executes and delivers a Security Agreement Supplement pursuant to Section 6.14.

“Initial Grantors” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Intellectual Property” means all intellectual property arising under applicable law now owned or hereafter acquired by any Grantor, including Patents, Copyrights, Trademarks, trade secrets, proprietary technical and business information, know-how, show-how and any other proprietary data or information, the intellectual property rights in software, databases and related documentation and all improvements to any of the foregoing.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Patents” means all of the following now owned or hereafter acquired by any Grantor: (a) all patents of the United States or the equivalent thereof in any other country, all registrations thereof, and all applications for patent of the United States or the equivalent thereof in any other country, including registrations and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, including those listed on Schedule III, and (b) all reissues, continuations, divisionals, continuations-in-part, or extensions thereof, and the inventions disclosed or claimed therein.

“Perfection Information” means the schedules and attachments substantially in the form of Schedule II, completed and supplemented as contemplated thereby and hereby.

“Pledged Collateral” has the meaning assigned to such term in Section 2.01.

“Pledged Debt” has the meaning assigned to such term in Section 2.01.

“Pledged Equity” has the meaning assigned to such term in Section 2.01.

“Pledged Securities” means any promissory notes, stock certificates or other securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Security Agreement Supplement” means an instrument in the form of Exhibit I hereto.

“Security Agreement Supplement for Intellectual Property” means an instrument in the form of Exhibit III hereto.

“Security Interest” has the meaning assigned to such term in Section 3.01(a).

“Trademarks” means all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, domain names, corporate names, company names, business names, fictitious business names, trade dress, logos, other source or business identifiers, now owned or hereafter acquired, and all registrations and applications filed in connection therewith, including registrations and applications for registration in the United States Patent and Trademark Office or any similar offices in any other country, and all renewals thereof, including those listed on Schedule III, and (b) all goodwill associated therewith or symbolized thereby.

ARTICLE II

Pledge of Securities

SECTION 2.01 Pledge. As security for the payment or performance, as the case may be, in full of the Obligations, including the Guaranty, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all of such Grantor’s right, title and interest in, to and under and whether now or hereafter existing or arising (i) all Equity Interests held by it in the Borrower and any Wholly-Owned Restricted Subsidiary, including, without limitation, the Equity Interests listed on Schedule I and any other Equity Interests in any Wholly-Owned Restricted Subsidiary obtained in the future by such Grantor and the certificates (if any) representing all such Equity Interests (collectively, the “Pledged Equity”); provided that the Pledged Equity shall not include (A) Equity Interests of any Unrestricted Subsidiary or any Immaterial Subsidiary, (B) Equity Interests of any Subsidiary acquired pursuant to a Permitted Acquisition financed with Indebtedness incurred pursuant to Section 7.03(h) of the Credit Agreement if such Equity Interests are pledged and/or mortgaged as security for such Indebtedness and if and for so long as the terms of such Indebtedness prohibit the creation of any other Lien on such Equity Interests, (C) Equity Interests held by it in any

Wholly-Owned Foreign Subsidiary or Domestic Foreign Holding Company (not otherwise excluded from the Pledged Equity), in excess of 65% of the issued and outstanding Equity Interests of each such Wholly-Owned Foreign Subsidiary or Domestic Foreign Holding Company, (D) Equity Interests of any Subsidiary with respect to which the Administrative Agent and the Borrower have determined in their reasonable judgment and agreed in writing that the costs of providing a pledge of such Equity Interests or perfection thereof is excessive in view of the benefits to be obtained by the Secured Parties therefrom and (E) any Equity Interests the pledge of which is prohibited by applicable Laws (the Equity Interests referred to in clauses (A) through (E) above being collectively referred to as “Excluded Equity”); (ii) (A) the debt securities owned by it including, without limitation, the debt securities listed opposite the name of such Grantor on Schedule I, (B) any debt securities obtained in the future by such Grantor and (C) the promissory notes and any other instruments evidencing such debt securities (the debt securities referred to in clauses (A), (B) and (C) of this clause (ii) are collectively referred to as the “Pledged Debt”); (iii) all other property that may be delivered to and held by the Collateral Agent in accordance with this Agreement or the other Loan Documents; (iv) subject to Section 2.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (i) and (ii) above; (v) subject to Section 2.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (i), (ii) and (iii) above; and (vi) all Proceeds of any of the foregoing (the items referred to in clauses (i) through (vi) above being collectively referred to as the “Pledged Collateral”); provided that in no event shall the Pledged Collateral include any Rollover Notes Restricted Property to the extent the grant of a security interest therein pursuant to the Collateral Documents to secure the Obligations and/or the Guarantees would create an obligation to grant a Lien therein to secure any Rollover Notes.

TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, forever, subject, however, to the terms, covenants and conditions hereinafter set forth.

SECTION 2.02 Delivery of the Pledged Collateral.

(a) Each Grantor agrees promptly (and in any event (i) with respect to Pledged Securities owned on the Closing Date, within the time period set forth on Schedule I and (ii) with respect to Pledged Security acquired after the Closing Date, within 45 days (as such date may be extended by the Collateral Agent in its sole discretion) of receipt thereof) to deliver or cause to be delivered to the Collateral Agent, for the benefit of the Secured Parties, any and all Pledged Securities (other than any uncertificated securities, but only for so long as such securities remain uncertificated); provided that, in the case of promissory notes or other instruments evidencing Indebtedness, such Pledged Securities shall be required to be delivered only to the extent required pursuant to paragraph (b) of this Section 2.02.

(b) Each Grantor will cause (i) any Indebtedness for borrowed money (other than intercompany loans referred to in clause (ii) below) having an aggregate principal amount in excess of $50,000,000 owed to such Grantor by any Person and (ii) any intercompany loans owed to such Grantor, in each case to be evidenced by a duly executed promissory note (or pursuant to a global note) that is pledged and delivered to the Collateral Agent, for the benefit of the Secured Parties, pursuant to the terms hereof; provided, that (x) any intercompany loan with a stated principal amount that is equal to or less than $10,000,000 shall not be required to be evidenced by a promissory note and pledged and delivered to the Collateral Agent and (y) no intercompany loan with a stated principal amount that is greater than $10,000,000 shall be required to be evidenced by a promissory note and pledged and delivered to the Collateral Agent where the stated principal amount of such intercompany loan, together with the stated principal amount of all other intercompany loans with a stated principal amount that is greater than $10,000,000 not evidenced by a promissory note and not delivered to the Collateral Agent, is less than or equal to $100,000,000 in the aggregate for all Grantors.

(c) Upon delivery to the Collateral Agent, (i) any Pledged Securities shall be accompanied by stock powers or note powers, as applicable, duly executed in blank or other instruments of transfer reasonably satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Grantor and such other instruments or documents as the Collateral Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as Schedule I and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement or otherwise modify, as applicable, any prior schedules so delivered.

SECTION 2.03 Representations, Warranties and Covenants. Each Grantor represents, warrants and covenants to and with the Collateral Agent, for the benefit of the Secured Parties, that:

(a) Schedule I correctly sets forth the percentage of the issued and outstanding units or shares (as applicable) of each class of the Equity Interests of the issuer thereof represented by the Pledged Equity and includes all Equity Interests, debt securities and promissory notes required to be pledged hereunder in order to satisfy the Collateral and Guarantee Requirement;

(b) each Grantor has good and valid rights in and title to the Pledged Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Pledged Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than consent or approval that has been obtained;

(c) the Pledged Equity and Pledged Debt (solely with respect to Pledged Debt issued by a Person other than a Grantor or a Subsidiary of the Grantors, to the best of the Grantors’ knowledge) have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Equity, are fully paid and, in the case of Pledged Equity representing corporate interests, nonassessable and (ii) in the case of Pledged Debt (solely with respect to Pledged Debt issued by a Person other than a Grantor or a Subsidiary of the Grantors, to the best of the Grantors’ knowledge), are legal, valid and binding obligations of the issuers thereof;

(d) except for the security interests granted hereunder, each of the Grantors (i) is and, subject to any transfers made in compliance with the Credit Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule I as owned by such Grantors, (ii) holds the same free and clear of all Liens, other than (A) Liens created by the Collateral Documents, and (B) Liens expressly permitted under the Loan Documents, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than (A) Liens created by the Collateral Documents and (B) Liens expressly permitted under the Loan Documents, and (iv) will use commercially reasonable efforts to defend its title or interest thereto or therein against any and all Liens (other than the Liens permitted pursuant to this Section 2.03(d)), however arising, of all Persons whomsoever;

(e) except for restrictions and limitations imposed by the Loan Documents, or securities laws generally and except as described in the Perfection Information, the Pledged Collateral

is and will continue to be freely transferable and assignable, and none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect in any manner material and adverse to the Secured Parties the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder;

(f) each of the Grantors has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

(g) no consent or approval of any Governmental Authority, any securities exchange or any other Person was or is necessary for the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect);

(h) by virtue of the execution and delivery by the Grantors of this Agreement, when any Pledged Securities are delivered to the Collateral Agent in accordance with this Agreement, the Collateral Agent will obtain a legal, valid and perfected lien upon and security interest in such Pledged Securities as security for the payment and performance of the Obligations; and

(i) the pledge effected hereby is effective to vest in the Collateral Agent, for the benefit of the Secured Parties, the rights of the Collateral Agent in the Pledged Collateral as set forth herein.

SECTION 2.04 Certification of Limited Liability Company and Limited Partnership Interests. Each certificate representing an interest in any limited liability company or limited partnership controlled by any Grantor and pledged under Section 2.01 shall be delivered to the Collateral Agent in accordance with Section 2.02.

SECTION 2.05 Registration in Nominee Name; Denominations.

(a) The Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Collateral Agent, if an Event of Default shall occur and be continuing and the Collateral Agent shall give the Borrower notice of its intent to exercise such rights, and each Grantor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Grantor.

(b) If an Event of Default shall occur and be continuing and the Collateral Agent shall give the Borrower notice of its intent to exercise such rights, the Collateral Agent shall have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement and the other Loan Documents.

SECTION 2.06 Voting Rights; Dividends and Interest.

(a) Unless and until an Event of Default shall have occurred and be continuing and the Collateral Agent shall have notified the Borrower that the rights of the Grantors under this Section 2.06 are being suspended:

(i) Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner or holder of Pledged Collateral or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided that such rights and powers shall not be exercised in any manner that could materially and adversely affect the rights inuring to a holder of any Pledged Collateral or the rights and remedies of any of the Collateral Agent or the other Secured Parties under this Agreement, the Credit Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same.

(ii) The Collateral Agent shall execute and deliver to each Grantor, or cause to be executed and delivered to each Grantor, all such proxies, powers of attorney and other instruments as each Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above.

(iii) Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Collateral to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable Laws; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Collateral, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Collateral or received in exchange for Pledged Collateral or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and the Secured Parties and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement reasonably requested by the Collateral Agent).

(b) Upon the occurrence and during the continuance of an Event of Default and after the Collateral Agent shall have notified the Borrower of the suspension of the rights of the Grantors under paragraph (a)(iii) of this Section 2.06, then all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 2.06 shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 2.06 shall be held for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Collateral Agent upon request in the same form as so received (with any necessary endorsement reasonably requested by the Collateral Agent). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 4.02. After all Events of Default have been cured or waived and the Borrower has delivered to the Collateral Agent a certificate to that effect, the Collateral Agent shall promptly repay to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 2.06 and that remain in such account.

(c) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified the Borrower of the suspension of the rights of the Grantors under paragraph (a)(i) of this Section 2.06, then all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 2.06, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 2.06, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Required Lenders, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights. After all Events of Default have been cured or waived, each Grantor shall have the exclusive right to exercise the voting and/or consensual rights and powers that such Grantor would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) of this Section 2.06 and the Collateral Agent shall have all the obligations it would otherwise have under paragraph (a)(ii) of this Section 2.06.

(d) Any notice given by the Collateral Agent to the Grantors suspending the rights of the Grantors under paragraph (a) of this Section 2.06 (i) shall be given in writing, (ii) may be given with respect to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under paragraph (a)(i) or paragraph (a)(iii) of this Section 2.06 in part without suspending all such rights (as specified by the Collateral Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Collateral Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

SECTION 2.07 Uncertificated Securities. With respect to an uncertificated security (other than an uncertificated security credited on the books of a Clearing Corporation or other Securities Intermediary) acquired after the Closing Date and held by any Grantor, such Grantor shall execute, and cause the issuer of such uncertificated security to duly authorize, execute and deliver to the Collateral Agent, within 60 days (as such date may be extended by the Collateral Agent in its sole discretion) of acquiring such uncertificated security, an agreement reasonably satisfactory in form and substance to the Collateral Agent pursuant to which such issuer agrees to comply with any and all instructions originated by the Collateral Agent without further consent by such Grantor (provided that the Collateral Agent agrees that it will not give any such instructions unless an Event of Default shall have occurred and be continuing) and not to comply with instructions regarding such uncertificated security (and any partnership interests and limited liability company interests issued by such issuer) originated by any other Person other than a court of competent jurisdiction.

ARTICLE III

Security Interests in Personal Property

SECTION 3.01 Security Interest.

(a) As security for the payment or performance, as the case may be, in full of the Obligations, including the Guaranty, each Grantor hereby mortgages and pledges to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(i) all Accounts;

(ii) all Chattel Paper;

(iii) all Documents;

(iv) all Equipment and Fixtures;

(v) all General Intangibles;

(vi) all Goods;

(vii) all Instruments;

(viii) all Intellectual Property;

(ix) all Inventory;

(x) all Investment Property;

(xi) all books and records pertaining to the Article 9 Collateral; and

(xii) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all supporting obligations, collateral security and guarantees given by any Person with respect to any of the foregoing;

provided that notwithstanding anything to the contrary in this Agreement, this Agreement shall not constitute a grant of a security interest in (A) motor vehicles and other assets subject to certificates of title, to the extent a Lien thereon cannot be perfected by the filing of a UCC financing statement, letter of credit rights to the extent a Lien thereon cannot be perfected by the filing of a UCC financing statement and commercial tort claims, (B) Excluded Equity, (C) any cash and cash equivalents, deposit accounts and securities accounts (including securities entitlements and related assets) (it being understood that this exclusion shall not affect the grant of the Security Interest in Proceeds of Collateral as set forth herein and all Proceeds of Collateral shall be Collateral hereunder), (D) any assets to the extent a security interest in such assets would result in adverse tax consequences as determined by Borrower, in consultation with (but without the consent of) the Administrative Agent, (E) any United States “intent-to-use” trademark application prior to the filing and acceptance of a “Statement of Use” or “Amendment to Allege Use” with respect thereto, to the extent, if any, that, and solely during the period, if any, in which, the grant, attachment or enforcement of a Security Interest hereunder would impair the validity or enforceability of such intent-to-use trademark application under applicable federal law (“Excluded ITU Application”), (F) any asset with respect to which the Administrative Agent and the Borrower have reasonably agreed in writing that the costs of obtaining such a security interest or perfection thereof are excessive in relation to the value to the Secured Parties of the security to be afforded thereby, (G) assets for which a pledge thereof or a security interest therein is prohibited by applicable Laws, (H) any lease, license or other agreements, or any property subject to a purchase money security interest, Capitalized Lease Obligation or similar arrangements, in each case to the extent permitted under the Loan Documents, to the extent that a pledge thereof or a security interest therein would violate or invalidate such lease, license or agreement, purchase money, Capitalized Lease or similar arrangement, or create a right of termination in favor of any other party thereto (other than a Grantor) after giving effect to the applicable anti-assignment clauses of the Uniform Commercial Code and applicable Laws, other than the proceeds and receivables thereof the assignment of which is expressly deemed effective under applicable Laws notwithstanding such prohibition or (I) any Rollover Notes Restricted Property to the extent the grant of a security interest therein pursuant to the Collateral Documents to secure the Obligations and/or Guarantees would create an obligation to grant a Lien therein to secure any Rollover Notes (the items referred to in clauses (A) through (I) above being collectively referred to as the “Excluded Property”; provided, however, that “Excluded Property” shall not include any Proceeds, substitutions or replacements of any Excluded Property referred to in clauses (A) through (I) unless such Proceeds, substitutions or replacements would independently constitute Excluded Property referred to in clauses (A) through (I)). Each Grantor shall, if requested to do so by the Administrative Agent, use commercially reasonable efforts to obtain any such required consent that is reasonably obtainable with respect to Collateral which the Administrative Agent reasonably determines to be material.

(b) Each Grantor hereby irrevocably authorizes the Collateral Agent for the benefit of the Secured Parties at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that (i) indicate the Collateral as all assets of such Grantor or words of similar effect or being of an equal or lesser scope or with greater detail, and (ii) contain the information required by Article 9 of the Uniform Commercial Code or the analogous legislation of each applicable jurisdiction for the filing of any financing statement or amendment, including (A) whether such Grantor is an organization, the type of organization and any organizational identification number or incorporation number issued to such Grantor and (B) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates. Each Grantor agrees to provide such information to the Collateral Agent promptly upon request.

(c) The Collateral Agent is further irrevocably authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office thereof) such documents as may be necessary or advisable for the purpose of perfecting or confirming the Security Interest granted by each Grantor, with notice to each, but without the signature of any, Grantor (only if such signature cannot reasonably be obtained by the Collateral Agent), and naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party.

(d) The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral.

SECTION 3.02 Representations and Warranties. Each Grantor jointly and severally represents and warrants to the Collateral Agent and the other Secured Parties that:

(a) Each Grantor has good and valid rights in and title to the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained.

(b) This Agreement has been duly executed and delivered by each Grantor that is a party hereto. This Agreement constitutes a legal, valid and binding obligation of such Grantor, enforceable against each Grantor that is a party hereto in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

(c) (i) The Perfection Information has been duly prepared, completed and executed and the information set forth therein, including the exact legal name of each Grantor, is correct and complete in all material (or in all respects in the case of the exact legal name of each Grantor) respects as of the Closing Date. (ii) The UCC financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations prepared by the Collateral Agent based upon the information provided to the Collateral Agent in the Perfection Information for filing in each governmental, municipal or other office specified in Section 3 to the Perfection Information (or specified by notice from such Grantor to the Collateral Agent after the Closing Date in the case of filings, recordings or registrations required by Section 6.10 of the Credit

Agreement), are all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office or the United States Copyright Office in order to perfect the Security Interest in Article 9 Collateral consisting of United States pending or issued Patents, United States applied for or registered Trademarks and United States applied for and registered Copyrights, in each case, owned by such Grantor) that are necessary to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements. (iii) Each Grantor represents and warrants that a fully executed agreement in the form of Exhibit II hereto has been delivered to the Collateral Agent for recording by, as applicable, the United States Patent and Trademark Office or the United States Copyright Office pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable, to establish a valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of all Collateral consisting of registrations and applications for Patents, Trademarks and Copyrights in which a security interest may be perfected by filing such agreement in, as applicable, the United States Patent and Trademark Office or the United States Copyright Office, and no further or subsequent filing or refiling is necessary (other than (x) such filings and actions as are necessary to perfect the Security Interest with respect to any After-Acquired Intellectual Property and (y) the filing of Uniform Commercial Code financing and continuation statements contemplated in subsection (ii) of this Section 3.02(c)).

(d) The Security Interest shall constitute (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Obligations, including the Guaranty, (ii) subject to the filings described in Section 3.02(c), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code in the relevant jurisdiction, and (iii) a security interest that shall be perfected in all Collateral in which a security interest may be perfected upon the receipt and recording of the form of Exhibit II hereto with, as applicable, the United States Patent and Trademark Office or the United States Copyright Office, within the three-month period (commencing as of the date hereof) pursuant to 35 U.S.C. § 261 or 15 U.S.C. § 1060 or the one-month period (commencing as of the date hereof) pursuant to 17 U.S.C. § 205. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than (i) any nonconsensual Lien that is expressly permitted pursuant to Section 7.01 of the Credit Agreement and has priority as a matter of law and (ii) Liens expressly permitted pursuant to Section 7.01 of the Credit Agreement. Notwithstanding the foregoing, nothing in this Agreement or any other Loan Document shall require any Grantor to make any filings or take any other actions to record or perfect the Collateral Agent’s lien on and Security Interest in any Intellectual Property subsisting outside of the United States or to reimburse the Administrative Agent for any costs or expenses incurred in connection with making such filings or taking any other such action.

(e) The Article 9 Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to Section 7.01 of the Credit Agreement. None of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code (including the New York UCC) in any applicable jurisdiction or any other applicable laws covering any Article 9 Collateral or (ii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to Section 7.01 of the Credit Agreement.

(f) Schedule III hereto sets forth a list of (i) United States issued Patents and pending Patent applications, (ii) United States registered Trademarks and Trademarks for which applications for registration are pending (other than Excluded ITU Applications), and (iii) United States registered Copyrights and Copyrights for which applications for registration are pending, in each case, owned by an Initial Grantor as of the date hereof and registered or pending with, as applicable, the United States Patent and Trademark Office or the United States Copyright Office. On the Closing Date, except as would not, either individually or in the aggregate, be expected to have a Material Adverse Effect, each Grantor owns or possesses the right to use the Collateral consisting of Intellectual Property with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained.

SECTION 3.03 Covenants.

(a) Each Grantor agrees promptly (and, in any event, in sufficient time to enable all filings to be made within any applicable statutory period, under the Uniform Commercial Code, that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Article 9 Collateral, for the benefit of the Secured Parties) to notify the Collateral Agent in writing of any change (i) in legal name of any Grantor, (ii) in the identity or type of organization or corporate structure of any Grantor, (iii) in the jurisdiction of organization or incorporation of any Grantor or (iv) in its organizational identification number (in the case of this clause (iv), to the extent an organizational identification number is required by applicable law to be disclosed on the UCC financing statements for such Grantor).

(b) Each Grantor shall, at its own expense, take any and all commercially reasonable actions necessary to defend title to the Article 9 Collateral against all Persons and to defend the Security Interest of the Collateral Agent in the Article 9 Collateral and the priority thereof against any Lien not expressly permitted pursuant to Section 7.01 of the Credit Agreement.

(c) (i) Each quarter, at the time of delivery of quarterly financial statements with respect to the preceding fiscal quarter pursuant to Section 6.01 of the Credit Agreement, the Borrower shall deliver to the Collateral Agent (x) the information required pursuant to Sections 1 through 8 of the Perfection Information and (y) an appropriate supplement to this Agreement substantially in the form of Exhibit II or III hereto, as applicable, with respect to all After-Acquired Intellectual Property owned by such Grantor as of the last day of the prior fiscal quarter and as of the date of such supplement that is a registered Patent (or published application therefor), registered Trademark (or application therefor) or a registered Copyright which is registered or pending with, as applicable, the United States Patent and Trademark Office or the United States Copyright Office, to the extent that such After Acquired Intellectual Property is not covered by any previous short form agreement in the form of Exhibit II so signed and delivered by it and (ii) annually, the Borrower shall deliver to the Collateral Agent the information required pursuant to Section 10 of the Perfection Information, or confirm that there has been no change in such information since the date of such certificate or the date of the most recent certificate delivered pursuant to this Section 3.03(c).

(d) The Borrower agrees, on its own behalf and on behalf of each other Grantor, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Article 9 Collateral that is in excess of $50,000,000 shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be pledged, in accordance with Section 3.04(a) and delivered to the Collateral Agent, for the benefit of the Secured Parties, duly endorsed in a manner reasonably satisfactory to the Collateral Agent.

(e) At its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not permitted pursuant to Section 7.01 of the Credit Agreement, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement and within a reasonable period of time after the Collateral Agent has requested that it do so, and each Grantor jointly and severally agrees to reimburse the Collateral Agent within ten days after demand for any payment made or any reasonable expense incurred by the Collateral Agent pursuant to the foregoing authorization. Nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

(f) If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other Person, the value of which is in excess of $50,000,000, to secure payment and performance of an Account, such Grantor shall promptly assign such security interest to the Collateral Agent for the benefit of the Secured Parties. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other Person granting the security interest.

(g) Each Grantor (rather than the Collateral Agent or any Secured Party) shall remain liable (as between itself and any relevant counterparty) to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the other Secured Parties from and against any and all liability for such performance.

(h) Covenants Regarding Intellectual Property.

(i) Without limiting the generality of the foregoing, each Grantor hereby authorizes the Collateral Agent, with prompt notice thereof to the Grantors, to supplement this Agreement by supplementing Schedule III hereto to specifically identify any asset or item that may constitute a registration or application for Copyrights, Patents or Trademarks, as applicable, the United States Patent and Trademark Office or the United States Copyright Office; provided that any Grantor shall have the right, exercisable within fifteen (15) days after it has been notified by the Collateral Agent of the specific identification of such Collateral, to advise the Collateral Agent in writing of any material inaccuracy of the representations and warranties made by such Grantor hereunder with respect to such Collateral. Each Grantor agrees that it will use commercially reasonable efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Collateral within thirty (30) days after the date it has been notified by the Collateral Agent of the specific identification of any material inaccuracy of the representations and warranties made by such Grantor hereunder with respect to such Collateral.

(ii) Subject, for the avoidance of doubt, to clause (vi) below, each Grantor agrees to take, at its expense, such reasonable steps as it determines are appropriate in its reasonable business judgment, including, without limitation, in the United States Patent and Trademark Office, the United States Copyright Office and any other governmental authority located in the United States, to (x) maintain the validity and enforceability of any registered material Collateral in full force and effect, and (y) pursue the maintenance of or prosecution of each material Patent, Trademark, or Copyright registration or application, now or hereafter included in such Collateral of such Grantor, including, without limitation, the payment of required fees and taxes, the filing of applications for renewal, the filing of affidavits under Sections 8 and 15 or the U.S. Trademark Act and the payment of maintenance fees.

(iii) Subject, for the avoidance of doubt, to clause (vi) below, no Grantor shall knowingly do or authorize any act or knowingly omit to do any act whereby any of its Collateral consisting of material Intellectual Property may prematurely lapse, be terminated, or become invalid or unenforceable or abandoned (or in the case of a trade secret, becomes publicly known).

(iv) Subject, for the avoidance of doubt, to clause (vi) below, each Grantor shall take commercially reasonable steps to preserve and protect each item of its Collateral consisting of material Intellectual Property to the extent required under applicable law, including, without limitation, maintaining the quality of any and all products or services used or provided in connection with any of the material Trademarks, at least consistent with the quality of the products and services as of the date hereof.

(v) Each Grantor agrees that, should it obtain ownership of any Collateral consisting of Intellectual Property after the Closing Date, including any Excluded ITU Application for which a statement of use or an amendment to allege use has been filed with an accepted by the United States Patent and Trademark Office (“After-Acquired Intellectual Property”) (i) the provisions of this Agreement shall automatically apply thereto and (ii) any such After-Acquired Intellectual Property shall automatically become part of the Collateral subject to the terms and conditions of this Agreement with respect thereto.

(vi) Notwithstanding anything to the contrary contained herein, nothing in this Agreement prevents any Grantor from disposing of, discontinuing the use or maintenance of, failing to pursue, or otherwise allowing to lapse, terminate or be put into the public domain, any of its Collateral to the extent permitted under the Credit Agreement or if such Grantor determines in its reasonable business judgment that it is desirable or otherwise reasonable in the conduct of its business.

SECTION 3.04 Other Actions. In order to further insure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Security Interest, each Grantor agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Article 9 Collateral:

(a) Instruments. Except to the extent otherwise provided in Article II, if any Grantor shall at any time hold or acquire any Instruments constituting Collateral and evidencing an amount in excess of $50,000,000, such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent for the benefit of the Secured Parties, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably request.

(b) Investment Property. Except to the extent otherwise provided in Article II, if any Grantor shall at any time hold or acquire any certificated securities, such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent for the benefit of the Secured Parties, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably request. Except to the extent otherwise provided in Section 2.07, if any securities now or hereafter acquired by any Grantor are uncertificated and are issued to such Grantor or its nominee directly by the issuer thereof, upon the Collateral Agent’s request and following the occurrence and continuance of an Event of Default such Grantor shall promptly notify the Collateral Agent thereof and, at the Collateral Agent’s reasonable request, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) cause the issuer to agree to comply with instructions from the Collateral Agent as to such securities, without further consent of any Grantor or such nominee, or (ii) arrange for the Collateral Agent to become the registered owner of the securities.

(c) Intellectual Property. With respect to any After-Acquired Intellectual Property which constitutes Collateral that is a registered Patent (or a published application therefor), registered Trademark (or application therefor) or a registered Copyright which is registered or pending with, as applicable, the United States Patent and Trademark Office or the United States Copyright Office and is not covered by any short form agreement in the form of Exhibit II previously signed and delivered to the Collateral Agent, the applicable Grantor will promptly cooperate as reasonably requested by, and necessary to enable, the Collateral Agent to make any necessary or reasonably desirable recordations with, as applicable, the United States Patent and Trademark Office or United States Copyright Office, as appropriate.

ARTICLE IV

Remedies

SECTION 4.01 Remedies upon Default.

(a) Upon the occurrence and during the continuance of an Event of Default, it is agreed that the Collateral Agent shall have the right to exercise any and all rights afforded to a secured party with respect to the Obligations under the Uniform Commercial Code (including the New York UCC) in any applicable jurisdiction or other applicable law and also may (i) require each Grantor to, and each Grantor agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place and time to be designated by the Collateral Agent that is reasonably convenient to both parties; (ii) occupy any premises owned or, to the extent lawful and permitted, leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; provided that the Collateral Agent shall provide the applicable Grantor with notice thereof prior to or promptly after such occupancy; (iii) exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral, or otherwise in respect of the Collateral; provided that the Collateral Agent shall provide the applicable Grantor with notice thereof prior to or promptly after such exercise; (iv) subject to the mandatory requirements of applicable Law and the notice requirements described below, sell or otherwise dispose of all or any part of the Collateral securing the Obligations at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate and (v) cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Collateral by the applicable Grantors to the Collateral Agent, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any such Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained). The Collateral Agent shall be authorized at any such sale of securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any sale of Collateral shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by Law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

(b) The Collateral Agent shall give the applicable Grantors ten days’ prior written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court appointed receiver. Any sale pursuant to the provisions of this Section 4.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

(c) Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor’s true and lawful agent (and attorney-in-fact) during the continuance of an Event of Default and after notice to the Borrower of its intent to exercise such rights, for the purpose of (i) making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance, (ii) making all determinations and decisions with respect thereto and (iii) obtaining or maintaining the policies of insurance required by Section 6.06 of the Credit Agreement or paying any premium in whole or in part relating thereto. All sums disbursed by the Collateral Agent in connection with this paragraph, including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, within ten days of demand, by the Grantors to the Collateral Agent and shall be additional Obligations secured hereby.

SECTION 4.02 Application of Proceeds.

(a) The Collateral Agent shall, subject to the Notes Intercreditor Agreement (or any Customary Intercreditor Agreement), apply the proceeds of any collection or sale of Collateral, including any Collateral consisting of cash, in accordance with Section 8.04 of the Credit Agreement.

(b) The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money therefor by the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

(c) In making the determinations and allocations required by this Section 4.02, the Collateral Agent may conclusively rely upon information supplied by the Administrative Agent as to the amounts of unpaid principal and interest and other amounts outstanding with respect to the Obligations, and the Collateral Agent shall have no liability to any of the Secured Parties for actions taken in reliance on such information, provided that nothing in this sentence shall prevent any Grantor from contesting any amounts claimed by any Secured Party in any information so supplied. All distributions made by the Collateral Agent pursuant to this Section 4.02 shall be (subject to any decree of any court of competent jurisdiction) final (absent manifest error), and the Collateral Agent shall have no duty to inquire as to the application by the Administrative Agent of any amounts distributed to it.

SECTION 4.03 Grant of Intellectual Property License. For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies under this Agreement, each Grantor hereby grants to the Collateral Agent a nonexclusive, irrevocable (subject to the last sentence of this Section 4.03) license (exercisable without payment of royalty or other compensation to any such Grantor) to use or, solely to the extent necessary to exercise such rights and remedies, sublicense any of the Collateral now owned or hereafter acquired by such Grantor that constitutes Intellectual Property and license rights included in the General Intangibles, and wherever the same may be located, and including in such license, solely to the extent necessary to exercise such rights and remedies, reasonable access to media in which any of the licensed items may be recorded or stored and to all computer software used for the compilation or printout thereof; provided, however, that nothing in this Section 4.03 shall require any Grantor to grant any license if it does not have the right to do so or that is prohibited by any rule of law, statute or regulation or is prohibited by, or that would constitute a breach or default under or results in the termination of or gives rise to any right of acceleration, modification or cancellation under any contract, license, agreement, instrument or other document; provided, further, that such licenses to be granted hereunder with respect to Trademarks shall be subject to the maintenance of quality standards with respect to the goods and services on which such Trademarks are used sufficient to preserve the validity of such Trademarks. The use of such license by the Collateral Agent and its rights thereunder may be exercised, at the option of the Collateral Agent, only during the continuation of an Event of Default; provided that any permitted license, sublicense or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default, provided that it was entered into in accordance with the terms of this Agreement. For the avoidance of doubt, at the time of the release of the Lien as set forth in Section 6.13, the license granted to the Collateral Agent pursuant to this Section 4.03 shall automatically and immediately terminate.

ARTICLE V

Subrogation and Subordination

SECTION 5.01 Contribution and Subrogation. Each Grantor (a “Contributing Party”) agrees (subject to Section 5.02) that, in the event assets of any other Grantor (the “Claiming Party”) shall be sold pursuant to any Collateral Document to satisfy any Obligation owed to any Secured Party, the Contributing Party shall indemnify the Claiming Party in an amount equal to the greater of the book value or the fair market value of such assets, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Party on the date hereof and the denominator shall be the aggregate net worth of all the Contributing Parties together with the net worth of the Claiming Party on the date hereof (or, in the case of any Grantor becoming a party hereto pursuant to Section 6.14, the date of the Security Agreement Supplement executed and delivered by such Grantor). Any Contributing Party making any payment to a Claiming Party pursuant to this Section 5.01 shall be subrogated to the rights of such Claiming Party to the extent of such payment.

SECTION 5.02 Subordination.

(a) Notwithstanding any provision of this Agreement to the contrary, all rights of the Grantors under Section 5.01 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations. No failure on the part of any Grantor to make the payments required by Section 5.01 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Grantor with respect to its obligations hereunder, and each Grantor shall remain liable for the full amount of the obligations of such Grantor hereunder.

(b) Each Grantor hereby agrees that upon the occurrence and during the continuance of an Event of Default and after notice from the Collateral Agent all Indebtedness owed by it to any Subsidiary shall be fully subordinated to the indefeasible payment in full in cash of the Obligations.

ARTICLE VI

Miscellaneous

SECTION 6.01 Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.02 of the Credit Agreement. All communications and notices hereunder to any Grantor shall be given to it in care of the Borrower as provided in Section 10.02 of the Credit Agreement.

SECTION 6.02 Waivers; Amendment.

(a) No failure or delay by the Collateral Agent, any other Agent, any L/C Issuer or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent, any other Agent, the L/C Issuers and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 6.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Collateral Agent, any other Agent, any Lender or any L/C Issuer may have had notice or knowledge of such Default at the time. No notice or demand on any Grantor in any case shall entitle any Grantor to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.01 of the Credit Agreement.

SECTION 6.03 Collateral Agent’s Fees and Expenses; Indemnification.

(a) The parties hereto agree that the Collateral Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 10.04 of the Credit Agreement as if such section were set out in full herein and references to “the Borrower” therein were references to each Grantor.

(b) Without limitation of its indemnification obligations under the other Loan Documents, the Borrower agrees to indemnify the Collateral Agent and the other Indemnitees (as defined in Section 10.05 of the Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable and documented fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating to any of the foregoing agreements or instruments contemplated hereby, or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses resulted from (x) the gross negligence, bad faith or willful misconduct of such Indemnitee or of any of its controlled Affiliates or controlling Persons or any of the officers, directors, employees, agents, advisors or members of any of the foregoing, in each case who are involved in or aware of the Transaction (as determined by a court of competent jurisdiction in a final and non-appealable decision), (y) a material breach of this Agreement by such Indemnitee or one of its Affiliates or (z) disputes solely between and among such Indemnitees to the extent such disputes do not arise from any act or omission of the Borrower or any of its Affiliates (other than with respect to a claim against an Indemnitee acting in its capacity as an Agent or Lead Arranger or similar role under the Loan Documents unless such claim arose from the gross negligence, bad faith or willful misconduct of such Indemnitee).

(c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Collateral Documents. The provisions of this Section 6.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 6.03 shall be payable within ten days of written demand therefor.

SECTION 6.04 Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

SECTION 6.05 Survival of Agreement. All covenants, agreements, representations and warranties made by the Grantors in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any Lender or on its behalf and notwithstanding that the Collateral Agent, any other Agent, any L/C Issuer or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Loan Document is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated.

SECTION 6.06 Counterparts; Effectiveness; Several Agreement. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission or other electronic communication (including “.pdf” or “.tif” files) shall be as effective as delivery of a manually signed counterpart of this Agreement. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Grantor and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Grantor, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

SECTION 6.07 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 6.08 Right of Set-Off. In addition to any rights and remedies of the Lenders provided by Law, upon the occurrence and during the continuance of any Event of Default, each Lender and its Affiliates and each L/C Issuer and its Affiliates is authorized at any time and from time to time, without prior notice to the Borrower or any other Grantor, any such notice being waived by the Borrower (on its own behalf and on behalf of each Grantor and its Subsidiaries) to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other Indebtedness at any time owing by, such Lender and its Affiliates or such L/C Issuer and its Affiliates, as the case may be, to or for the credit or the account of the respective Grantors and their Subsidiaries against any and all Obligations owing to such Lender and its Affiliates or such L/C Issuer and its Affiliates hereunder or under any other Loan Document, now or hereafter existing, irrespective of whether or not such Agent or such Lender or Affiliate shall have made demand under this Agreement or any other Loan Document and although such Obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or Indebtedness. Each Lender and L/C Issuer agrees promptly to notify the Borrower and the Administrative Agent after any such set off and application made by such Lender or L/C Issuer, as the case may be; provided, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender and each L/C Issuer under this Section 6.08 are in addition to other rights and remedies (including other rights of setoff) that the Collateral Agent, such Lender and such L/C Issuer may have.

SECTION 6.09 Governing Law; Jurisdiction.

(a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN).

(b) EXCEPT AS SET FORTH IN THE FOLLOWING PARAGRAPH, ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE (PROVIDED THAT IF NONE OF SUCH COURTS CAN AND WILL EXERCISE SUCH JURISDICTION, SUCH EXCLUSIVITY SHALL NOT APPLY), AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GRANTOR AND THE COLLATERAL AGENT CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH GRANTOR AND THE COLLATERAL AGENT IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR OTHER DOCUMENT RELATED HERETO.

NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT THE COLLATERAL AGENT MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST ANY GRANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION (I) FOR PURPOSES OF ENFORCING A JUDGMENT, (II) IN CONNECTION WITH EXERCISING REMEDIES AGAINST THE COLLATERAL IN A JURISDICTION

IN WHICH SUCH COLLATERAL IS LOCATED, (III) IN CONNECTION WITH ANY PENDING BANKRUPTCY, INSOLVENCY OR SIMILAR PROCEEDING IN SUCH JURISDICTION OR (IV) TO THE EXTENT THE COURTS REFERRED TO IN THE PREVIOUS PARAGRAPH DO NOT HAVE JURISDICTION OVER SUCH LEGAL ACTION OR PROCEEDING OR THE PARTIES OR PROPERTY SUBJECT HERETO.

SECTION 6.10 WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 6.10 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

SECTION 6.11 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 6.12 Security Interest Absolute. All rights of the Collateral Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement.

SECTION 6.13 Termination or Release.

(a) This Agreement, the Security Interest and all other security interests granted hereby shall terminate with respect to all Obligations upon the termination of the Aggregate Commitments and payment in full of all Obligations (other than (x) obligations under Secured Hedge Agreements not yet due and payable, (y) Cash Management Obligations not yet due and payable and (z) contingent indemnification obligations not yet accrued and payable) and the expiration or termination of all Letters of Credit and any other obligations (including a guarantee that is contingent in nature).

(b) Upon (i) any sale or other transfer by any Grantor of any Collateral that is permitted under the Credit Agreement or any other Loan Document to any Person other than any other Loan Party, (ii) the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 10.01 and Section 9.11(a)(iii) of the Credit Agreement, (iii) with respect to any Collateral owned by a Grantor, upon the release of such Grantor from its obligations under the Guaranty pursuant to Section 4.13 of the Guaranty, (iv) any Collateral subject to the Security Interest granted hereby becoming Excluded Property or (v) any Collateral subject to the Security Interest granted hereby becoming Rollover Notes Restricted Property to the extent the grant of a security interest therein pursuant to the Collateral Documents to secure the Obligations and/or the Guarantees would create an obligation to grant a Lien therein to secure any Rollover Notes, the Security Interest in such Collateral shall be automatically released.

(c) Upon the granting of a security interest in any Collateral to another Person by a Grantor pursuant to Section 7.01(i) and (o) of the Credit Agreement, the Collateral Agent agrees to release or subordinate to such security interest granted to such Person the security interest granted to or held by the Collateral Agent in such Collateral.

(d) In connection with any termination or release pursuant to paragraph (a), (b) or (c) of this Section 6.13, the Collateral Agent shall execute and deliver to any Grantor, at such Grantor’s expense, all documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 6.13 shall be without recourse to or warranty by the Collateral Agent.

SECTION 6.14 Additional Grantors. Any Person required to become party to this Agreement pursuant to Section 6.10 of the Credit Agreement may do so by executing and delivering a Security Agreement Supplement and/or Security Agreement Supplement for Intellectual Property and such Person shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

SECTION 6.15 Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Collateral Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof at any time after and during the continuance of an Event of Default, which appointment is irrevocable (until termination of this Agreement in accordance with Section 6.13(a)) and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default and notice by the Collateral Agent to the Borrower of its intent to exercise such rights, with full power of substitution either in the Collateral Agent’s name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts Receivable to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct or that of any of their Affiliates, directors, officers, employees, counsel, agents or attorneys-in-fact.

SECTION 6.16 General Authority of the Collateral Agent. By acceptance of the benefits of this Agreement and any other Collateral Documents, each Secured Party (whether or not a signatory hereto) shall be deemed irrevocably (a) to consent to the appointment of the Collateral Agent as its agent hereunder and under such other Collateral Documents, (b) to confirm that the Collateral Agent shall have the authority to act as the exclusive agent of such Secured Party for the enforcement of any provisions of this Agreement and such other Collateral Documents against any Grantor, the exercise of remedies hereunder or thereunder and the giving or withholding of any consent or approval hereunder or thereunder relating to any Collateral or any Grantor’s obligations with respect thereto, (c) to agree that it shall not take any action to enforce any provisions of this Agreement or any other Collateral Document against any Grantor, to exercise any remedy hereunder or thereunder or to give any consents or approvals hereunder or thereunder except as expressly provided in this Agreement or any other Collateral Document and (d) to agree to be bound by the terms of this Agreement and any other Collateral Documents.

SECTION 6.17 Conflicts; Notes Intercreditor Agreement. Notwithstanding anything herein to the contrary, the Liens and Security Interest granted to the Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent hereunder are subject to the provisions of the Notes Intercreditor Agreement (and any Customary Intercreditor Agreement). In the event of any conflict between the terms of the Notes Intercreditor Agreement (or such Customary Intercreditor Agreement, as applicable) and this Agreement, the terms of the Notes Intercreditor Agreement (or such Customary Intercreditor Agreement, as applicable) shall govern and control.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

HAWK ACQUISITION INTERMEDIATE CORPORATION II, as Initial Grantor

By:	/s/ Paulo Basilio
Name: Paulo Basilio
Title: Vice President, Chief Financial Officer and
Secretary

HAWK ACQUISITION SUB, INC., as Initial Grantor

By:	/s/ Paulo Basilio
Name: Paulo Basilio
Title: Vice President and Secretary

H. J. HEINZ COMPANY, as Initial Grantor

By:	/s/ Leonard A. Cullo, Jr.
Name: Leonard A. Cullo, Jr.
Title: Vice President - Treasurer

H. J. HEINZ COMPANY, L.P., as Initial Grantor
By:	Heinz GP LLC, its General Partner

By:	/s/ Leonard A. Cullo, Jr.
Name: Leonard A. Cullo, Jr.
Title: Vice President and Treasurer

H. J. HEINZ FINANCE COMPANY, as Initial Grantor

By:	/s/ Leonard A. Cullo, Jr.
Name: Leonard A. Cullo, Jr.
Title: President

[Signature Page to Security Agreement]

HEINZ CREDIT LLC,
as Initial Grantor

By:	/s/ Robert Yoshida
Name: Robert Yoshida
Title: President, Vice President, Secretary and
Treasurer

HEINZ GP LLC,
as Initial Grantor

By:	/s/ Leonard A. Cullo, Jr.
Name: Leonard A. Cullo, Jr.
Title: Vice President and Treasurer

HEINZ INVESTMENT COMPANY,
as Initial Grantor

By:	/s/ Robert Yoshida
Name: Robert Yoshida
Title: President, Vice President, Secretary,
Treasurer and Assistant Treasurer

HEINZ MANAGEMENT L.L.C.,
as Initial Grantor

By:	/s/ Leonard A. Cullo, Jr.
Name: Leonard A. Cullo, Jr.
Title: Vice President and Treasurer

[Signature Page to Security Agreement]

HEINZ PURCHASING COMPANY,
as Initial Grantor

By:	/s/ Leonard A. Cullo, Jr.
Name: Leonard A. Cullo, Jr.
Title: Vice President and Treasurer

HEINZ THAILAND LIMITED,
as Initial Grantor

By:	/s/ Leonard A. Cullo, Jr.
Name: Leonard A. Cullo, Jr.
Title: Vice President and Treasurer

HEINZ TRANSATLANTIC HOLDING LLC,
as Initial Grantor

By:	/s/ Robert Yoshida
Name: Robert Yoshida
Title: President, Vice President, Secretary and Treasurer

HJH ONE, L.L.C.,
as Initial Grantor

By:	/s/ Leonard A. Cullo, Jr.
Name: Leonard A. Cullo, Jr.
Title: President

HJH OVERSEAS L.L.C.,
as Initial Grantor

By:	/s/ Leonard A. Cullo, Jr.
Name: Leonard A. Cullo, Jr.
Title: President and Treasurer

[Signature Page to Security Agreement]

LEA AND PERRINS, INC.,
as Initial Grantor

By:	/s/ Leonard A. Cullo, Jr.
Name: Leonard A. Cullo, Jr.
Title: Vice President and Treasurer

NANCY’S SPECIALTY FOODS, as Initial Grantor

By:	/s/ Gilbert Schneider
Name: Gilbert Schneider
Title: President and Chief Executive Officer

HEINZ FOREIGN INVESTMENT COMPANY, as Initial Grantor

By:	/s/ Robert Yoshida
Name: Robert Yoshida
Title: President, Vice President, Treasurer and Secretary

[Signature Page to Security Agreement]

JPMORGAN CHASE BANK, N.A.,
as Collateral Agent

By:	/s/ Sarah L. Freedman
Name: Sarah L. Freedman
Title: Executive Director

[Signature Page to Security Agreement]

SCHEDULE I

TO THE SECURITY

AGREEMENT

Pledged Equity

Grantor	Issuer	Class of Equity Interest	Par Value	Certificate No(s)	Number of Shares	Percentage of Outstanding Shares of the Same Class of Equity Interest	Date of Delivery

Pledged Debt

Grantor	Debt Issuer	Description of Debt	Debt Certificate No(s)	Final Scheduled Maturity	Outstanding Principal Amount	Date of Delivery

SCHEDULE II

TO THE SECURITY

AGREEMENT

PERFECTION INFORMATION

[see attached]

SCHEDULE III

TO THE SECURITY AGREEMENT

United States Applied for and Registered Intellectual Property

Patents and Patent Applications

Registered owner/ Grantor	Patent Title	Patent No. or Application No.

Trademark Registrations and Trademark Applications

Registered owner/ Grantor	Trademark	Registration No. or Application No.

Copyrights Registrations

Registered owner/ Grantor	Title of Work	Registration No.

EXHIBIT I

TO THE SECURITY AGREEMENT

FORM OF SECURITY AGREEMENT SUPPLEMENT

SUPPLEMENT NO. [    ] (this “Supplement”), dated as of [                    ], to the Security Agreement dated as of June 7, 2013 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”) among the Grantors as defined therein, and JPMORGAN CHASE BANK, N.A. (“JPMCB”), as collateral agent for the Secured Parties (in such capacity and together with its successors and assigns, the “Collateral Agent”).

A. Reference is made to that certain Credit Agreement dated June 7, 2013 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among H. J. HEINZ COMPANY, a Pennsylvania corporation (the “Borrower”), HAWK ACQUISITION SUB, INC., a Pennsylvania corporation (the “Initial Borrower”), HAWK ACQUISITION INTERMEDIATE CORPORATION II, a Delaware corporation (“Holdings”), JPMCB, as administrative agent (in such capacity, the “Administrative Agent”), and Collateral Agent, each Lender from time to time party thereto and the other parties party thereto.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Security Agreement referred to therein.

C. The Grantors have entered into the Security Agreement in order to induce the Lenders to make Loans and the L/C Issuers to issue Letters of Credit and the Hedge Banks to enter into the Secured Hedge Agreements. Section 6.14 of the Security Agreement provides that certain Persons may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Person (the “New Grantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Security Agreement in order to induce the Lenders to make Loans and the L/C Issuers to issue Letters of Credit and the Hedge Banks to enter into Secured Hedge Agreements from time to time under the terms of the Credit Agreement.

Accordingly, the Collateral Agent and the New Grantor agree as follows:

SECTION 1. In accordance with Section 6.14 of the Security Agreement, the New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Grantor hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Grantor, as security for the payment and performance in full of the Obligations does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Grantor’s right, title and interest in and to the Collateral (as defined in the Security Agreement) of the New Grantor. Each reference to a “Grantor” in the Security Agreement shall be deemed to include the New Grantor. The Security Agreement is hereby incorporated herein by reference.

SECTION 2. The New Grantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

Exhibit I-1

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Grantor, and the Collateral Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic communication (including “.pdf” or “.tif” files) shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. The New Grantor hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the Pledged Collateral and (b) set forth under its signature hereto is the true and correct legal name of the New Grantor, its jurisdiction of formation and the location of its chief executive office.

SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 6.01 of the Security Agreement.

SECTION 9. The New Grantor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

[Remainder of Page Intentionally Blank]

Exhibit I-2

IN WITNESS WHEREOF, the New Grantor and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

[NAME OF NEW GRANTOR]

By:
Name:
Title:

Jurisdiction of Formation:
Address Of Chief Executive Office:

JPMORGAN CHASE BANK, N.A., as Collateral Agent

By:
Name:
Title:

Exhibit I-3

SCHEDULE I

Pledged Equity

Grantor	Issuer	Class of Equity Interest	Par Value	Certificate No(s)	Number of Shares	Percentage of Outstanding Shares of the Same Class of Equity Interest	Date of Delivery

Pledged Debt

Grantor	Debt Issuer	Description of Debt	Debt Certificate No(s)	Final Scheduled Maturity	Outstanding Principal Amount	Date of Delivery

EXHIBIT II

TO THE SECURITY AGREEMENT

FORM OF SHORT FORM

INTELLECTUAL PROPERTY SECURITY AGREEMENT1

This INTELLECTUAL PROPERTY SECURITY AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, the “IP Security Agreement”) dated June 7, 2013, is made by the Persons listed on the signature pages hereof (collectively, the “Grantors”) in favor of JPMORGAN CHASE BANK, N.A. (“JPMCB”), as Collateral Agent (the “Collateral Agent”) for the Secured Parties. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Security Agreement referred to therein.

WHEREAS, HAWK ACQUISITION INTERMEDIATE CORPORATION II, Delaware corporation (“Holdings”), HAWK ACQUISITION SUB, INC., a Pennsylvania corporation (the “Initial Borrower”), H. J. HEINZ COMPANY, a Pennsylvania corporation (the “Borrower”), JPMCB, as Administrative Agent and Collateral Agent, each Lender from time to time party thereto and each other party thereto have entered into the Credit Agreement dated as of June 7, 2013 (the “Closing Date”) (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have severally agreed to make Loans, the L/C Issuers to issue Letters of Credit and the Hedge Banks to enter into Secured Hedge Agreements to the Borrowers upon the terms and subject to the conditions therein.

WHEREAS, in connection with the Credit Agreement, the Grantors have entered into the Security Agreement dated as of the Closing Date (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in order to induce the Lenders to make Loans, the L/C Issuers to issue Letters of Credit and the Hedge Banks to enter into Secured Hedge Agreements.

WHEREAS, under the terms of the Security Agreement, the Grantors have granted to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in, among other property, certain intellectual property of the Grantors, and have agreed as a condition thereof to execute this IP Security Agreement for recording with the United States Patent and Trademark Office and the United States Copyright Office.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees as follows:

SECTION 1. Grant of Security. Each Grantor hereby grants to the Collateral Agent for the ratable benefit of the Secured Parties a security interest in all of such Grantor’s right, title and interest in and to the following (the “Collateral”):

(a) the issued and pending Patents (as defined in the Security Agreement) in the United States Patent and Trademark Office set forth in Schedule A hereto;

[1]	Note: To be broken out into an individual short-form agreement for patents, trademarks and copyrights for filing purposes.

Exhibit II-1

(b) the registered Trademarks (as defined in the Security Agreement) and Trademarks for which applications are pending in the United States Patent and Trademark Office set forth in Schedule B hereto (excluding any Excluded ITU Application); and

(c) the registered Copyrights (as defined in the Security Agreement) in the United States Copyright Office set forth in Schedule C hereto.

SECTION 2. Security for Obligations. The grant of a security interest in the Collateral by each Grantor under this IP Security Agreement secures the payment of all Obligations of such Grantor now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise. Without limiting the generality of the foregoing, this IP Security Agreement secures, as to each Grantor, the payment of all amounts that constitute part of the secured Obligations and that would be owed by such Grantor to any Secured Party under the Loan Documents but for the fact that such secured Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Loan Party.

SECTION 3. Recordation. This IP Security Agreement has been executed and delivered by the Grantors for the purpose of recording the grant of security interest herein with the United States Patent and Trademark Office and the United States Copyright Office. Each Grantor authorizes and requests that the Register of Copyrights, the Commissioner for Patents and the Commissioner for Trademarks record this IP Security Agreement.

SECTION 4. Execution in Counterparts. This IP Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

SECTION 5. Grants, Rights and Remedies. This IP Security Agreement has been entered into in conjunction with the provisions of the Security Agreement. Each Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Collateral Agent with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this IP Security Agreement and the terms of the Security Agreement, the terms of the Security Agreement shall govern.

SECTION 6. Governing Law. This IP Security Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 7. Severability. In case any one or more of the provisions contained in this IP Security Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

[Signature Pages Follow]

Exhibit II-2

IN WITNESS WHEREOF, each Grantor has caused this IP Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

[ ],
as Initial Grantor

By:
Name:
Title:

Exhibit II-3

JPMORGAN CHASE BANK, N.A.,
as Collateral Agent

By:
Name:
Title:

Exhibit II-4

SCHEDULE A

United States Patents and Patent Applications

Registered owner/ Grantor	Patent Title	Patent No. or Application No.

Exhibit II-5

SCHEDULE B

United States Trademark Registrations and Trademark Applications

Registered owner/ Grantor	Trademark	Registration No. or Application No.

Exhibit II-6

SCHEDULE C

United States Copyright Registrations

Registered owner/ Grantor	Title of Work	Registration No.

Exhibit II-7

EXHIBIT III

TO THE SECURITY AGREEMENT

FORM OF SECURITY AGREEMENT SUPPLEMENT

FOR INTELLECTUAL PROPERTY

SUPPLEMENT NO. [    ] (this “Supplement”) dated as of [                    ], to the Security Agreement dated as of June 7, 2013 (the “Closing Date”) among certain subsidiaries of HAWK ACQUISITION INTERMEDIATE CORPORATION II from time to time party thereto and JPMORGAN CHASE BANK, N.A. (“JPMCB”), as Collateral Agent (the “Collateral Agent”) for the Secured Parties (the “Security Agreement”).

A. Reference is made to that certain Credit Agreement dated as of June 7, 2013 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among H. J. HEINZ COMPANY, a Pennsylvania corporation (the “Borrower”), HAWK ACQUISITION SUB, INC., a Pennsylvania corporation (the “Initial Borrower”), HAWK ACQUISITION INTERMEDIATE CORPORATION II, a Delaware corporation (“Holdings”), JPMCB, as administrative agent (in such capacity, the “Administrative Agent”), and Collateral Agent, each Lender from time to time party thereto and the other parties party thereto, pursuant to which the Lenders have severally agreed to make Loans, the L/C Issuers to issue Letters of Credit to the Borrower and the Hedge Banks to enter into Secured Hedge Agreements upon the terms and subject to the conditions therein.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Security Agreement referred to therein.

C. In connection with the Credit Agreement, the Borrower, Holdings and the other Grantors have entered into the Security Agreement in order to induce the Lenders to make Loans, the L/C Issuers to issue Letters of Credit and the Hedge Banks to enter into Secured Hedge Agreements. Section 6.14 of the Security Agreement provides that certain Persons may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Person (the “New Grantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Security Agreement in order to induce the Lenders to make Loans, the L/C Issuers to issue Letters of Credit and the Hedge Banks to enter into Secured Hedge Agreements from time to time under the terms of the Credit Agreement.

Accordingly, the Collateral Agent and the New Grantor agree as follows:

SECTION 1. In accordance with Section 6.14 of the Security Agreement, the New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Grantor hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. Each reference to a “Grantor” in the Security Agreement shall be deemed to include the New Grantor. The Security Agreement is hereby incorporated herein by reference.

SECTION 2. The New Grantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

Exhibit III-1

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Grantor, and the Collateral Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic communication (including “.pdf” or “.tif” files) shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. The New Grantor hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the Collateral owned by the New Grantor consisting of (i) issued and pending Patents in the United States Patent and Trademark Office, (ii) registered Trademarks and Trademarks for which applications are pending in the United States Patent and Trademark Office (excluding any Excluded ITU Applications) and (iii) registered Copyrights in the United States Copyright Office and (b) set forth under its signature hereto is the true and correct legal name of the New Grantor, its jurisdiction of formation and the location of its chief executive office.

SECTION 5. The New Grantor hereby grants to the Collateral Agent for the ratable benefit of the Secured Parties a security interest in all of such Grantor’s right, title and interest in and to the Collateral, including:

(a) the issued and pending Patents (as defined in the Security Agreement) in the United States Patent and Trademark Office set forth in Schedule I hereto;

(b) the registered Trademarks (as defined in the Security Agreement) and Trademarks for which applications are pending in the United States Patent and Trademark Office set forth in Schedule I hereto (excluding any Excluded ITU Applications); and

(c) the registered Copyrights (as defined in the Security Agreement) in the United States Copyright Office set forth in Schedule I hereto.

SECTION 6. The grant of a security interest in the Collateral by the New Grantor under this Supplement secures the payment of all Obligations of such Grantor now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise. Without limiting the generality of the foregoing, this Supplement secures the payment of all amounts that constitute part of the secured Obligations and that would be owed by such New Grantor to any Secured Party under the Loan Documents but for the fact that such secured Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Loan Party.

SECTION 7. Grants, Rights and Remedies. This Supplement has been entered into in conjunction with the provisions of the Security Agreement. The New Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Collateral Agent with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Supplement and the terms of the Security Agreement, the terms of the Security Agreement shall govern.

SECTION 8. The New Grantor authorizes and requests that the Register of Copyrights, the Commissioner for Patents and the Commissioner for Trademarks and any other applicable government officer record this Supplement.

Exhibit III-2

SECTION 9. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

SECTION 10. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 11. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 12. All communications and notices hereunder shall be in writing and given as provided in Section 6.01 of the Security Agreement.

SECTION 13. Reimbursement of the Collateral Agent’s expenses under this Supplement shall be governed by the applicable sections of the Security Agreement.

[Remainder of Page Intentionally Blank]

Exhibit III-3

IN WITNESS WHEREOF, the New Grantor and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

[NAME OF NEW GRANTOR]

By:
Name:
Title:

Jurisdiction of Formation/Incorporation:
Address Of Chief Executive Office:

JPMORGAN CHASE BANK, N.A., as Collateral Agent

By:
Name:
Title:

Exhibit III-4

SCHEDULE I

TO SUPPLEMENT NO. [    ] TO THE

SECURITY AGREEMENT

United States Applied for and Registered Intellectual Property

United States Patents and Patent Applications

Registered owner/ Grantor	Patent Title	Patent No. or Application No.

United States Trademark Registrations and Trademark Applications

Registered owner/ Grantor	Trademark	Registration No. or Application No.

United States Copyright Registrations

Registered owner/ Grantor	Title of Work	Registration No.

Exhibit III-5

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

HAWK ACQUISITION INTERMEDIATE CORPORATION II,
as Initial Grantor

By:
Name:
Title:

HAWK ACQUISITION SUB, INC., as Initial Grantor

By:
Name:
Title:

H. J. HEINZ COMPANY, as Initial Grantor

By:
Name:
Title:

H. J. HEINZ COMPANY, L.P., as Initial Grantor

By:
Name:
Title:

H.J. HEINZ FINANCE COMPANY, as Initial Grantor

By:
Name:
Title:

HEINZ CREDIT LLC,
as Initial Grantor

By:
Name:
Title:

HEINZ GP LLC, as Initial Grantor

By:
Name:
Title:

HEINZ INVESTMENT COMPANY, as Initial Grantor

By:
Name:
Title:

HEINZ MANAGEMENT L.L.C. as Initial Grantor

By:
Name:
Title:

HEINZ PURCHASING COMPANY,
as Initial Grantor

By:
Name:
Title:

HEINZ THAILAND LIMITED, as Initial Grantor

By:
Name:
Title:

HEINZ TRANSATLANTIC HOLDING LLC, as Initial Grantor

By:
Name:
Title:

HJH ONE, L.L.C., as Initial Grantor

By:
Name:
Title:

HJH OVERSEAS L.L.C., as Initial Grantor

By:
Name:
Title:

LEA AND PERRINS, INC., as Initial Grantor

By:
Name:
Title:

NANCY’S SPECIALTY FOODS,
as Initial Grantor

By:
Name:
Title:

HEINZ FOREIGN INVESTMENT COMPANY, as Initial Grantor

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A.,
as Collateral Agent

By:
Name:
Title: